SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

15.   SUBSEQUENT EVENTS

  On July 20, 2012, the Company amended and restated its Credit Facility. The total amount available under the Credit Facility remains unchanged at $1.2 billion; however, the maturity date was extended from June 22, 2016 to June 22, 2017. Pricing terms were amended to reflect improved current market conditions.

  On July 24, 2012, the Company closed a private placement consisting of $200.0 million of guaranteed senior unsecured notes due in 2022 and 2024 (the "2012 Notes") with a weighted average maturity of 11.0 years and weighted average yield of 4.95%. The 2012 Notes contain covenants that restrict, among other things, the ability of the Company to amalgamate or otherwise transfer its assets, sell material assets and carry on a business other than one related to the mining business and the ability of material and certain other subsidiaries of the Company to incur indebtedness. The 2012 Notes also require the Company to maintain the same financial ratios and same minimum tangible net worth as under the Credit Facility and 2010 Notes. The 2012 Notes are permissible debt under the Credit Facility.

  On July 25, 2012, Agnico-Eagle announced that the Board of Directors approved the payment of a quarterly cash dividend of $0.20 per common share, payable on September 17, 2012 to holders of record of the common shares of the Company on September 4, 2012.